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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              September 15, 2004

                        GOVERNMENT PROPERTIES TRUST, INC.
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             (Exact name of registrant as specified in its charter)

          Maryland                      1-31962                  20-0611663
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

10250 Regency Circle, Suite 100, Omaha, Nebraska                   68114
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    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code                (402) 391-0010

                                      None
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01. ACQUISITION OF ASSETS

      On September 10, 2004, Government Properties Trust, Inc. (GPT) completed its previously announced acquisition of the Veterans Administration Outpatient Clinic (VAOPC) in Baton Rouge, LA for approximately $5.9 million. The purchase price was determined through arms-length negotiations between GPT and William J. Brant, Jr. and Associates, an unrelated party. GPT funded the purchase price with cash on hand.

      The Baton Rouge property, completed in June 2004, is fully leased by the federal government under a modified gross lease. The property is occupied by the VAOPC and totals over 30,000 leasable square feet. The current lease for the building expires in June 2019.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial statements of business acquired.

      The Baton Rouge property began operations in June 2004 and therefore financial statements required pursuant to Rule 3-14 of Regulation S-X are not applicable.

      (b)   Pro forma financial information

      The Baton Rouge property began operations in June 2004 and therefore pro forma financial information pursuant to Article 11 of Regulation S-X is not applicable.

      (c)   Exhibits

      2.1 Purchase and Sale Agreement by and between William J. Brant, Jr. and Associates and Government Properties Trust, Inc.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GOVERNMENT PROPERTIES TRUST, INC.

Date:  September 15, 2004             By:  /s/ Nancy D. Olson
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                                           Nancy D. Olson
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER                          DESCRIPTION

2.1             Purchase and Sale Agreement by and between William J. Brant, Jr.
                and Associates and Government Properties Trust, Inc.